Summary Prospectus

dated July 1, 2015

1290 Funds Trust

1290 Unconstrained Bond Managers Fund – Class A (TNUAX), I (TNUIX) and R (TNURX) Shares

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s current Prospectus and Statement of Additional Information (“SAI”), dated July 1, 2015, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.1290Funds.com/literature.php. You can also get this information at no cost by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@mediantonline.com.

Investment Objective: Seeks to achieve maximum current income and total return over a full market cycle through opportunistic sector allocation.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
1290 Unconstrained Bond Managers Fund	Class A Shares		Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%		None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%	[1]	None	None
Redemption fee (as a percentage of amount redeemed, if applicable)[2]	None		None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25		$25	$25

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 Unconstrained Bond Managers Fund	Class A Shares	Class I Shares	Class R Shares
Management Fee	0.80%	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%	0.50%
Other Expenses[2]	0.53%	0.53%	0.53%
Total Annual Fund Operating Expenses	1.58%	1.33%	1.83%
Fee Waiver and/or Expense Reimbursement[3]	0.18%	0.18%	0.18%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.40%	1.15%	1.65%
[1]	On shares purchased without an initial sales charge and redeemed within 12 months of purchase.
[2]	Based on estimated amounts for the current fiscal year.
[3]

Pursuant to a contract, 1290 Asset Managers® has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Fund through June 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), fees and expenses of other investment companies in which the Fund may invest, 12b-1 fees, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.10% for Class A shares, Class I shares and Class R Shares of the Fund. The Expense Limitation Arrangement may be terminated by 1290 Asset Managers® at any time after June 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the expense limitation arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A Shares	$581	$895
Class I Shares	$112	$388
Class R Shares	$163	$543

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not commenced operations as of the date of this Prospectus, and therefore, its turnover rate during the most recent fiscal year is not available.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of U.S. and foreign bonds or other debt securities of varying maturities and other instruments that provide investment exposure to such debt securities, including forwards or derivatives such as options, futures contracts or swap agreements.

As an “unconstrained” fund, the Fund has the flexibility to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Fund is not managed to be compared to any specific index. The Fund’s assets normally are allocated among two or more investment sub-advisers (each a “Sub-Adviser”), each of which actively manages its portion of the Fund using a different but complementary investment strategy (“Allocated Portion”).

The Fund seeks to achieve maximum current income and total return over a full market cycle, which is generally considered to be the movement from a period of strong performance and rising prices through a period of weak performance and falling prices, then back again to a new period of strong performance. The length of a full market cycle can vary from a few months to a few years.

Under normal circumstances, the average portfolio duration of the Fund will vary from negative three (-3) years to positive eight (8) years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. As a separate measure, there is no limit on the weighted average maturity of the Fund’s fixed income portfolio.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 50% of its total assets in securities rated below investment grade by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by a Sub-Adviser to be of comparable quality. Such investments may include debt obligations of distressed companies. The Fund may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 40% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Fund may invest, without limitation, in forwards and derivative instruments, such as options, futures contracts or swap agreements (including total return swaps, credit default swaps and interest rate swaps), and in mortgage- and asset backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. Derivatives may be used for various investment purposes, including to hedge portfolio risk, to gain exposure or to short individual securities, to earn income and enhance return, and to manage duration. The Fund’s investments in derivatives may be deemed to involve the use of leverage because the Fund is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Fund’s gain or loss.

The Fund may, but will not necessarily, enter into foreign currency exchange transactions to hedge against currency exposure in its portfolio. The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis, and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts (such as contracts for derivative instruments) or by using other investment techniques (such as buy backs, reverse repurchase agreements or dollar rolls). The Fund may invest in privately placed and restricted securities.

The Sub-Advisers employ opportunistic sector allocation to achieve the Fund’s investment objective. The Fund will allocate its assets among market sectors in the fixed income universe in response to changing market, financial, economic, and political factors and events that the Sub-Advisers believe may affect the value of the Fund’s investments. The allocation of assets to different sectors and issuers will change over time, sometimes rapidly, and the Fund may invest in a small number of sectors of the fixed income universe. Securities are purchased for the Fund when the Sub-Advisers determine that they have the potential for above average total return. The Sub-Advisers may sell a security for a variety of reasons, such as to make other investments believed by a Sub-Adviser to offer superior investment opportunities, or when a Sub-Adviser believes a security no longer represent relatively attractive investment opportunities, perceives deterioration in the credit fundamentals of an issuer, or when the individual security has reached a Sub-Adviser’s a sell target. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Fund may invest in bank loans, convertible securities, floating or variable rate obligations, inverse floaters, real estate investment trusts (“REITs”), repurchase agreements, other investment companies, municipal bonds, and zero coupon and pay-in-kind securities. The Fund may lend its portfolio securities to earn additional income.

1290 Asset Managers® (the “Adviser”) has been granted relief by the Securities and Exchange Commission (“SEC”) to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, changes to advisory contracts that result in an increase in the aggregate management fee rate paid by the Fund are still subject to shareholder approval. In addition, the Adviser may not enter into a sub-advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser, unless the sub-advisory agreement is approved by the Fund’s shareholders. The Adviser is responsible for overseeing sub-advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. Performance may be affected by one or more of the following risks.

Bank Loans Risk: Loans are subject to additional risks including liquidity risk, prepayment risk (the risk that when interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest in securities with a lower yield), extension risk (the risk that when interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund’s holdings may decrease), the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. In addition, liquidity risk may be more pronounced for a fund investing in loans because certain loans may have a more limited secondary market. These loans may be difficult to value.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Fund may be required to post collateral for the contract, the amount of which may vary. As such, the Fund may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Fund is thus subject to counterparty risk and credit risk with respect to these arrangements.

Convertible Securities Risk: The value of convertible securities fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Fund in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Fund’s Sub-Advisers will consider such ratings, and any changes in such ratings, in its determination of whether the Fund should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower quality securities, which means that they are subject to the same risks as an investment in lower rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Credit Risk: The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of fund securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

Derivatives Risk: The Fund’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Fund to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Fund. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Fund, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Distressed Companies Risk: Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies may be less liquid and are generally more likely to become worthless than the securities of more financially stable companies. If the issuer of a security held by the Fund defaults, the Fund may experience significant losses on the security, which may lower the Fund’s net asset value. Securities tend to lose much of their value before the issuer defaults.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

European Economic Risk: The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. Recently, the European financial markets have been negatively impacted by rising government debt levels; possible default on or restructuring of sovereign debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe have adversely affected the euro’s exchange rate and value and may continue to impact the economies of every European country.

Futures Contracts Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) a Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Fund to leveraging risk.

Inflation-Indexed Bond Risk: Inflation-indexed bonds, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, the Fund may have no income at all from such investments.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Fund’s debt securities generally rises. Conversely, when interest rates rise, the value of the Fund’s debt securities generally declines. A Fund with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to the Fund.

Investment Grade Securities Risk: Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Inverse Floaters Risk: Inverse floaters, which are fixed income securities with a floating or variable rate of interest, may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Leveraging Risk: When the Fund leverages its holdings, the value of an investment will be more volatile and all other risks will tend to be compounded. For example, a Fund may take on leveraging risk when it engages in derivatives transactions, invests collateral from securities loans or borrows money. A Fund may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Fund because the Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Fund’s investments in derivatives is increasing, this could be offset by declining values of the Fund’s other investments. Conversely, it is possible that the rise in the value of a Fund’s non-derivative investments could be offset by a decline in the value of the Fund’s investments in derivatives. In either scenario, a Fund may experience losses. In a market where the value of a Fund’s investments in derivatives is declining and the value of its other investments is declining, the Fund may experience substantial losses.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Fund to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices to satisfy obligations, which may result in a loss or may be costly to the Fund.

Mortgage-Related and Other Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by the Fund will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund.

Municipal Securities Risk: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities.

Multiple Adviser Risk: The Fund has multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Fund’s assets. To a significant extent, a Fund’s performance will depend on the success of the Adviser in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Fund independently from another Sub-Adviser, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each Sub-Adviser directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other Sub-adviser, the Fund may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Fund. In addition, while the Adviser seeks to allocate a Fund’s assets among the Fund’s Sub-Advisers in a manner that it believes is consistent with achieving the Fund’s investment objective, the Adviser may be subject to potential conflicts of interest in allocating the Fund’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

New Fund Risk: The Fund is newly established and, as of the date of this Prospectus, has no operating history. The Fund may not be successful in implementing its investment strategy or may not employ a successful investment strategy, and there can be no assurance that the Fund will grow to or maintain an economically viable size, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Fund is fully capitalized it may not be pursuing its investment objective or executing its principal investment strategies.

Non-Investment Grade Securities Risk: Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, are deemed to be of comparable quality by an Adviser) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Fund, which may result in higher fund expenses and lower total return.

Preferred Securities Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

Privately Placed and Restricted Securities Risk: Privately placed securities are subject to resale restrictions. These securities will have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities.

Real Estate Investing Risk: Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax increases, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. Operating REITs requires specialized management skills, and a Fund or portion thereof indirectly bears REIT management and administration expenses along with the direct expenses of the Fund. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Redemption Risk: The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Repurchase Agreement Risk: The Fund may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the Fund at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the security at the desired time.

Risk of Investing in Other Investment Companies: A Fund that invests in other investment companies will indirectly bear fees and expenses charged by those funds, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Fund’s net asset value is subject to fluctuations in the net asset values of the underlying funds in which it invests. The Fund is also subject to the risks associated with the securities in which the underlying funds invest and the ability of the Fund to meet its investment objective will depend, to a significant degree, on the ability of the underlying funds to meet their objectives. The Fund and the underlying funds are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent the Fund invests in underlying funds that invest in equity securities, fixed income securities and/or foreign securities, the Fund is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign investing and emerging markets securities risk and non-investment grade securities risk. The extent to which the investment performance and risks associated with the Fund correlates to those of a particular underlying fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the underlying funds, which will vary.

Securities Lending Risk: The Fund may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Fund’s securities lending agent may indemnify the Fund against that risk. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Sector Concentration Risk: A Fund that invests primarily in industries comprising a particular sector could experience greater volatility than funds investing in a broader range of sectors.

Short Sale Risk: The Fund may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Fund will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the Sub-Advisers’ ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Unconstrained Investing Risk: Because the Sub-Advisers employ an unconstrained investment strategy and have great flexibility in selecting investments, the Fund may have significant exposure to certain types of securities and instruments, credit qualities, maturities, countries, and regions that are not represented in a similar manner or in similar weightings as that of other broad market domestic or foreign fixed income indexes. This flexibility may expose the Fund to significantly greater risk than other fixed income funds that are managed against a specific benchmark index, because the success of the Sub-Advisers’ portfolio selections is dependent upon a greater number of variables.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk: When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The Fund is newly offered. Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year.

WHO MANAGES THE FUND

Investment Adviser: 1290 Asset Managers®

Portfolio Managers: The members of the team who are jointly and primarily responsible for the selection, monitoring and oversight of the Fund’s Sub-Advisers are:

Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	July 2015
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	July 2015

Sub-Adviser: Pacific Investment Management Company LLC (“PIMCO”)

Portfolio Manager: The individuals jointly and primarily responsible for the management (of an Allocated Portion) of the Fund are:

Name	Title	Date Began Managing the Fund
Marc Seidner	Managing Director and Chief Investment Officer, Non-Traditional Strategies of PIMCO	July 2015
Dan Ivascyn	Managing Director and Group Chief Investment Officer of PIMCO	July 2015
Mohsen Fahmi	Managing Director of PIMCO	July 2015

Sub-Adviser: TCW Investment Management Company (“TCW”)

Portfolio Manager: The individuals jointly and primarily responsible for the management (of an Allocated Portion) of the Fund are:

Name	Title	Date Began Managing the Fund
Tad Rivelle	Group Managing Director, Chief Investment Officer – Fixed Income of TCW	July 2015
Laird R. Landmann	Group Managing Director – Fixed Income of TCW	July 2015
Stephen M. Kane, CFA	Group Managing Director of TCW	July 2015
Bryan T. Whalen, CFA	Group Managing Director of TCW	July 2015

PURCHASE AND REDEMPTION OF FUND SHARES

You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. Initial purchases must be affected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone 1-888-310-0416, by overnight mail (1290 Funds, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809), or by mail (1290 Funds, PO Box 8947, Boston, MA 02266-8947). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	A Class	I Class	R Class
Minimum Initial Investment	$2,000 for all accounts except: • $1,000 for certain fee-based programs • $1,000, if establishing an Auto matic Bank Draft Plan • No mini mum for certain employer- sponsored retirement plans

$1,000,000 for certain institutions and individuals

$1,000 for certain employees (or their immediate family members) of AXA Financial or its subsidiaries

Class I shares are available to clients of registered investment advisers who have $250,000 invested in the Fund

No minimum
Minimum Additional Investment	$100 for all accounts	No subsequent minimum	No subsequent minimum

Your financial intermediary may impose different investment minimums.

TAX INFORMATION

The Fund’s dividends and other distributions may be subject to federal income tax and may be taxed as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to federal income tax upon withdrawal from the plan or account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s web site for more information.

UBMF